                                                                   EXHIBIT 10.7

                       THIRD AMENDMENT TO LOAN AGREEMENT


         THIS THIRD AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into as of March 21, 2003 by and among HCC INSURANCE HOLDINGS, INC., a Delaware corporation (the "Borrower"); each of the Lenders which is a party to the Loan Agreement (as defined below) (individually, a "Lender" and, collectively, the "Lenders"), WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, Administrative Agent for the Lenders and Lead Arranger (in such capacity, together with its successors in such capacity, the "Agent"), FIRST UNION NATIONAL BANK, as Syndication Agent, BANK OF AMERICA, N.A., as Documentation Agent, and THE BANK OF NEW YORK, as Senior Managing Agent.

                                    RECITALS

         A. The Borrower, the Lenders and the Agent executed and delivered that certain Loan Agreement dated as of December 17, 1999. Said Loan Agreement, as heretofore amended, is herein called the "Loan Agreement". Any capitalized term used in this Amendment and not otherwise defined shall have the meaning ascribed to it in the Loan Agreement.

         B. The Borrower, the Lenders and the Agent desire to amend the Loan Agreement in certain respects.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent do hereby agree as follows:

         SECTION 1. Amendments to Loan Agreement. Effective as of the date hereof, Section 8.1(vii) of the Loan Agreement is hereby amended to read in its entirety as follows:

                  (vii) (x) unsecured Indebtedness of Borrower incurred through public debt offerings which is outstanding as of March 21, 2003 (approximately $172,000,000); (y) additional unsecured Indebtedness of Borrower in an aggregate amount not to exceed, in the aggregate at any one time outstanding, $28,000,000 (to be increased on a dollar-for-dollar basis by any repayment of the Indebtedness described in the preceding clause (x) so long as at least $100,000,000 of the availability for borrowings under clauses (x) and (y) of this provision shall used for (or reserved for use for) public debt offerings by Borrower); and (z) additional unsecured Indebtedness of Borrower incurred through public debt offerings so long as such additional Indebtedness shall not exceed, in the aggregate at any one time outstanding, $230,000,000; provided that such additional Indebtedness shall have with no structured principal amortization and shall have a stated maturity later than the Revolving Loan Maturity Date as of the date such additional Indebtedness is incurred; and

         SECTION 2. Amendment Fee. No part of this Amendment shall become effective until the Borrower shall have delivered to the Agent payment to each Lender executing this Amendment on or prior to March 21, 2003 of a fee of $5,000.
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         SECTION 3. Ratification. Except as expressly amended by this
Amendment, the Loan Agreement and the other Loan Documents shall remain in full force and effect. None of the rights, title and interests existing and to exist under the Loan Agreement are hereby released, diminished or impaired, and the Borrower hereby reaffirms all covenants, representations and warranties in the Loan Agreement (except such representations and warranties which are, by their express terms, limited to a prior date).

         SECTION 4. Expenses. The Borrower shall pay to the Agent all reasonable fees and expenses of its respective legal counsel (pursuant to Section 11.3 of the Loan Agreement) incurred in connection with the execution of this Amendment.

         SECTION 5. Certifications. The Borrower hereby certifies that (a) no material adverse change in the assets, liabilities, financial condition, business or affairs of the Borrower has occurred since December 31, 2002 and
(b) no uncured Default or uncured Event of Default has occurred and is continuing or will occur as a result of this Amendment.

         SECTION 6. Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of the Borrower, the Lenders and the Agent and their respective successors, assigns, receivers and trustees; (b) may be modified or amended only by a writing signed by the required parties; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement and (e) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Amendment.

               NOTICE PURSUANT TO TEX. BUS. & COMM. CODESS.26.02

         THE LOAN AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES PRIOR HERETO OR SUBSTANTIALLY CONCURRENTLY HEREWITH CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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         IN WITNESS WHEREOF, the Borrower, the Lenders and the Agent have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first above written.

                             HCC INSURANCE HOLDINGS, INC.,
                             a Delaware corporation


                             By: /s/ Edward H. Ellis, Jr.
                                -----------------------------------------------
                             Name:   Edward H. Ellis, Jr.
                                  ---------------------------------------------
                             Title:  Executive Vice President and CFO
                                   --------------------------------------------

                             WELLS FARGO BANK TEXAS, NATIONAL
                             ASSOCIATION, as Administrative Agent and Lead Arranger and as a Lender


                             By: /s/ Jonathan C. Homeyer
                                -----------------------------------------------
                             Name:   Jonathan C. Homeyer
                                  ---------------------------------------------
                             Title:  Regional V.P.
                                   --------------------------------------------

                             BANK OF AMERICA, N.A.,
                             as Documentation Agent and as a Lender


                             By: /s/ Leslie Nannan
                                -----------------------------------------------
                             Name:   Leslie Nannan
                                  ---------------------------------------------
                             Title:  Vice President
                                   --------------------------------------------

                             THE BANK OF NEW YORK,
                             as Senior Managing Agent and as a Lender


                             By: /s/ Lizanne T. Eberle
                                -----------------------------------------------
                             Name:   Lizanne T. Eberle
                                  ---------------------------------------------
                             Title:  Vice President
                                   --------------------------------------------







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                             CITICORP USA


                             By: /s/ David A. Dodge
                                -----------------------------------------------
                             Name:   David A. Dodge
                                  ---------------------------------------------
                             Title:  Managing Director
                                   --------------------------------------------










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                             SOUTHWEST BANK OF TEXAS, N.A.


                             By: /s/ Kenneth C. Gealter
                                -----------------------------------------------
                             Name:   Kenneth C. Gealter
                                  ---------------------------------------------
                             Title:  Vice President
                                   --------------------------------------------

         The undersigned hereby join in this Amendment to evidence their consent to execution by Borrower of this Amendment, to confirm that each Loan Document now or previously executed by the undersigned applies and shall continue to apply to the Loan Agreement, as amended hereby, to acknowledge that without such consent and confirmation, Lenders would not execute this Amendment and to join in the notice pursuant to Tex. Bus. & Comm. Codess.26.02 set forth above.

                             AVEMCO CORPORATION, a Delaware corporation,
                             LDG REINSURANCE CORPORATION, a
                             Massachusetts corporation, HCC EMPLOYER
                             SERVICES, INC., an Alabama corporation, HCC
                             EMPLOYEE BENEFITS, INC., a Delaware
                             corporation, HCC AVIATION INSURANCE GROUP,
                             INC., a Texas corporation, HCC BENEFITS
                             CORPORATION, a Delaware corporation, HCC
                             RISK MANAGEMENT, CORPORATION, a Texas corporation, HCC INTERMEDIATE HOLDINGS, INC., a Delaware corporation, ASU INTERNATIONAL, INC., a Massachusetts corporation, MARSHALL
                             RATTNER, INC., a New York corporation, HCC
                             EMPLOYER SERVICES, INC., an Illinois
                             corporation, HCC-ASU ACQUISITION SUB, INC., a Massachusetts corporation, HCC
                             ACQUISITION SUB, INC., a New York
                             corporation


                             By: /s/ Edward H. Ellis, Jr.
                                -----------------------------------------------
                             Name:   Edward H. Ellis, Jr.
                                  ---------------------------------------------
                             Title:  Executive Vice President
                                   --------------------------------------------